EXHIBIT A

             AGREEMENT TO FILE JOINT SCHEDULE 13D/A


     We agree, in accordance with SEC Rule 13d-1(f)(1)(iii), that the Amendment No. 2 to Schedule 13D, to which this agreement is attached as an exhibit, is filed on behalf of each of us.

March 6, 1998                      Arthur W. Skotdal
(Date)                              (Signature)

March 6, 1998                      Andrew P. Skotdal
(Date)                              (Signature)

March 6, 1998                      Craig G. Skotdal
(Date)                              (Signature)











































                           Page 8 of 8